EXHIBIT 3.1

                                   EXHIBIT 3.1


                                    20352905
                               Corporate Access No





                                     Alberta


                            Business Corporations Act




                                     Form 2




                          Certificate of Incorporation






                            - SOLO PETROLEUMS LTD. -
                               Name of Corporation





I  HEREBY  CERTIFY  THAT  THE  ABOVE-MENTIONED   CORPORATION,  THE  ARTICLES  OF
INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.



                                                       Registrar of Corporations

                                                   /s/ Registrar of Corporations

                                                         September 5, 1986
                                                         -----------------
                                                       Date of Incorporation

                            BUSINESS CORPORATIONS ACT
                                   (Section 6)



           CONSUMER AND
Alberta    CORPORATE AFFAIRS                         ARTICLES OF INCORPORATION

1.   NAME OF CORPORATION.

          SOLO PETROLEUMS LTD.



2. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE.

          See attached Appendix I



3.   RESTRICTIONS IF ANY ON SHARE TRANSFERS.

          "No restrictions on share transfers"



4.   NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS.

          Not less than three (3) or more than seven (7)



5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS, SPECIFY THESE RESTRICTIONS.

          None



6.   OTHER PROVISIONS IF ANY.

          Meetings of the shareholders may be held at any place outside of Alberta where the Directors determine

          See attached Appendix II.



7.   DATE: September 4, 1986



INCORPORATORS NAMES:   ADDRESS:                            SIGNATURE:

                       2100, 300 - 5th Avenue S.W.
Bruce A. Lawrence      Calgary, AB T2P 3C4                 /s/ Bruce A. Lawrence



                                                     INCORPORATION DATE 86/09/05

                                   APPENDIX I


     There shall be two classes of shares, one consisting of an unlimited number of Class A common shares, without nominal or par value, ("Class A Shares") and the other consisting of an unlimited number of Class B redeemable preferred shares, without nominal or par value, which may be issued in one or more series ("Class B Shares"). The shares in the capital stock of the Corporation shall have attached thereto the rights, restrictions, conditions, limitations and prohibitions hereinafter set forth:

CLASS A SHARES

1. The Class A Shares shall each carry the right to one vote at all meetings of the shareholders and, subject to the rights attached to the Class B Shares as hereinafter set forth, shall be fully participating as to dividends and distribution of capital upon liquidation or winding-up of the Corporation.


CLASS B SHARES

1. The Class B Shares may be issued in one or more series and the Directors may, by resolution, fix the number of shares in each series and determine the designation, rights, privileges, restrictions and conditions attached to the shares of each series.

2. All or any part of the Class B Shares at any time outstanding may at any time and from time to time be purchased or redeemed by the Corporation on demand, on any date fixed by the Corporation, and the price for each Class B Share purchased or redeemed by the Corporation shall be equal to the price at which that Class B Share was issued.

3. In the event of winding-up or dissolution of the Corporation, the holders of the Class B Shares shall in preference and priority to any payment on the Class A Shares, be entitled, out of the assets of the Corporation available for distribution to shareholders, to the payment in full of the respective amounts which each such holder paid on the Class B Shares, but shall not be entitled to any further participation in such assets. If the assets of the Corporation available for distribution to shareholders are insufficient to permit payment in full of the amounts owing to the holders of the Class B Shares, then the holders of the Class B Shares shall participate rateably in respect of the payment.

                                   APPENDIX II


     The Directors may, between annual meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

                                   EXHIBIT 3.2

                                   EXHIBIT 3.2

                                                         CORPORATE ACCESS NUMBER

                                                                 20352905

Alberta
GOVERNMENT OF ALBERTA












                            BUSINESS CORPORATIONS ACT





                                   CERTIFICATE
                                       OF
                                    AMENDMENT







SOLO PETROLEUMS LTD.
CHANGED ITS NAME TO ETC TRANSACTION CORPORATION ON
MARCH 26, 1996.



                                                   /s/ Registrar of Corporations
                                                       Registrar of Corporations

                                                                          FORM 4

                            BUSINESS CORPORATIONS ACT
                               (Section 27 or 171)


             CONSUMER AND
Alberta      CORPORATE AFFAIRS                             ARTICLES OF AMENDMENT



1.   NAME OF THE CORPORATION                       2.   CORPORATE ACCESS NUMBER

         SOLO PETROLEUMS LTD.                                  20352905


3.   ITEM NO. 1 OF THE ARTICLES OF  INCORPORATION  IS AMENDED IN ACCORDANCE WITH
     SECTION 167(1)(a) OF THE BUSINESS CORPORATIONS ACT.

          By changing the name of the Corporation to ETC TRANSACTION CORPORATION


          ITEM NO. 2 OF THE ARTICLES OF THE ABOVE NAMED CORPORATION IS AMENDED IN ACCORDANCE WITH SUBSECTION 167(1)(f) OF THE BUSINESS CORPORATIONS ACT.

          By changing all of the currently issued and outstanding common shares in the capital stock of the Corporation into a different number of shares such that one (1) common share in the capital stock of the Corporation shall be issued for every five (5) currently issued common shares without amending the stated capital account of the common shares of the Corporation and without reducing the authorized capital of the Corporation.


      DATE                  SIGNATURE                           TITLE

 March 25, 1996       /s/ David M. Goldenberg                 Solicitor
                      -----------------------
                          David M. Goldenberg

                                                                     TELEPHONE:
                                                                     264-0000

                                   APPENDIX I


     There shall be two classes of shares, one consisting of an unlimited number of Class A common shares, without nominal or par value, ("Class A Shares") and the other consisting of an unlimited number of Class B redeemable preferred shares, without nominal or par value, which may be issued in one or more series ("Class B Shares"). The shares in the capital stock of the Corporation shall have attached thereto the rights, restrictions, conditions, limitations and prohibitions hereinafter set forth:

CLASS A SHARES

1. The Class A Shares shall each carry the right to one vote at all meetings of the shareholders and, subject to the rights attached to the Class B Shares as hereinafter set forth, shall be fully participating as to dividends and distribution of capital upon liquidation or winding-up of the Corporation.


CLASS B SHARES

1. The Class B Shares may be issued in one or more series and the Directors may, by resolution, fix the number of shares in each series and determine the designation, rights, privileges, restrictions and conditions attached to the shares of each series.

2. All or any part of the Class B Shares at any time outstanding may at any time and from time to time be purchased or redeemed by the Corporation on demand, on any date fixed by the Corporation, and the price for each Class B Share purchased or redeemed by the Corporation shall be equal to the price at which that Class B Share was issued.

3. In the event of winding-up or dissolution of the Corporation, the holders of the Class B Shares shall in preference and priority to any payment on the Class A Shares, be entitled, out of the assets of the Corporation available for distribution to shareholders, to the payment in full of the respective amounts which each such holder paid on the Class B Shares, but shall not be entitled to any further participation in such assets. If the assets of the Corporation available for distribution to shareholders are insufficient to permit payment in full of the amounts owing to the holders of the Class B Shares, then the holders of the Class B Shares shall participate rateably in respect of the payment.

                                   APPENDIX II


     The Directors may, between annual meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

                                   EXHIBIT 3.3

                                   EXHIBIT 3.3


                                      INDEX


                                                                           Page
                                                                           ----


SECTION 1     INTERPRETATION                                                1


SECTION 2     BORROWING, BANKING AND SECURITIES                             1


SECTION 3     EXECUTION OF INSTRUMENTS                                      2


SECTION 4     DIRECTORS                                                     2


SECTION 5     POWERS OF DIRECTORS                                           4


SECTION 6     MEETINGS OF DIRECTORS                                         4


SECTION 7     PROTECTION OF DIRECTORS, OFFICERS AND OTHERS                  5


SECTION 8     OFFICERS                                                      6


SECTION 9     SHAREHOLDERS' MEETINGS                                        7


SECTION 10    DIVIDENDS                                                    10


SECTION 11    NOTICES                                                      11


SECTION 12    MISCELLANEOUS                                                12

                                General By-Law of

                              SOLO PETROLEUMS LTD.

                     (hereinafter called the "Corporation")

being, a By-law relating generally to the conduct of the affairs of the Corporation.

IT IS HEREBY ENACTED as By-law No. 1 of the Corporation as follows:


SECTION 1                 INTERPRETATION

1.1 In this By-law and all other By-laws of the Corporation, unless the context otherwise requires:

     "Act" means the Business Corporations Act of Alberta, as from time to time amended and every statute that may be substituted therefor and, in the case of such substitution, any references in the By-laws to provisions of the Act shall be read as references to the provisions substituted therefor in the new statute or statutes;

     "Appoint" includes "Elect" and vice versa;

     "Articles" means the Articles, as from time to time amended, supplemented or restated, pursuant to which the Corporation is incorporated under the Act;

     "Board" or "Directors" means the board of directors for the time being of the Corporation acting by means of a resolution passed at a meeting of the Board duly convened and held, or by means of a resolution consented to in writing as provided in this By-law;

     "By-laws" means this By-law and all other By-laws of the Corporation from time to time in force and effect;

     "Register" means the securities register maintained pursuant to the Act by or on behalf of the Corporation;

     "Regulations" means the Regulations under the Act as published or from time to time amended and every regulation that may be substituted therefor and, in the case of such substitution, any references in the By-laws to provisions of the Regulations shall be read as references to the provisions substituted therefor in the new Regulations;

     "Signing Officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by virtue of
     Section 3.11 of this By-law or by a resolution passed pursuant thereto;

     "this By-law" means this By-law No. 1;

     "written" or "in writing" includes printing, typewriting, lithographing and any other modes of reproducing words in permanently visible form;

     Words importing the singular number include the plural and vice versa; words importing a particular gender shall include all genders; the word "person" shall include an individual, partnership, association, body corporate, syndicate, trustee, executor, administrator, legal representative, and any number or aggregate of persons; and the words "and" and "or" shall be construed both conjunctively and disjunctively.

     Save as aforesaid, all terms which are contained in the By-laws and which are defined in the Act or the Regulations shall have the meanings given to such terms in the Act or the Regulations.

     The provision of headings in the By-laws is for ease of reference only, and shall be disregarded when the meaning of the By-laws is construed.

     All provisions of this By-law are subject to the provisions of the Articles and any unanimous shareholder agreement, whether or not any provision of this By-law is expressly stated to be so subject.

SECTION 2 BORROWING, BANKING AND SECURITIES

2.1 Borrowing Power. Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the Articles and any unanimous shareholder agreement, the Board may from time to time on behalf of the Corporation, without authorization of the shareholders:

     (a)  borrow money upon the credit of the Corporation;

     (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

     (c)  to the extent  permitted by the Act, give a guarantee on behalf of the
          Corporation   to  secure   performance   of  any   present  or  future
          indebtedness, liability or obligation of any person; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, moveable or immoveable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, note or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

     Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

2.2 Delegation. The Board may from time to time delegate to a committee of the Board, a director or an officer of the Corporation or such other person as may be designated by the Board, all or any of the powers conferred on the Board by the preceding section of this By-law or by the Act to such extent and in such manner as the Board may determine at the time of such delegation.


SECTION 3 EXECUTION OF INSTRUMENTS

3.1 Attestation. Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by two persons, one of whom holds the office of Chairman of the Board, Managing Director, President, Vice-President or Director, and the other of whom holds one of the said offices or the office of Secretary, Treasurer, Assistant Secretary or Assistant Treasurer, or any other office created by By-law or by the Board. In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. The Directors may, if they deem it appropriate, adopt and from time to time change a common seal for the Corporation. Any signing officer may affix the common seal to any instrument requiring the same, but no instrument is invalid merely because the common seal is not affixed thereto.

3.2 Cheques, Drafts and Notes. All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed on behalf of the Corporation by such person (whether or not a director or officer of the Corporation) and in such manner as the Board may from time to time designate.


SECTION 4 DIRECTORS

4.1 Number. The Board shall consist of such number of Directors as is fixed by the Articles, or where the Articles specify a variable number, such number of Directors as may be determined from time to time by the Shareholders by ordinary resolution. At least half of the Directors shall be resident Albertans.

4.2 Election and Term. All qualified retiring Directors shall be eligible for re-election.

4.3  Procedure for Election of Directors.

     (a) Nominations. In addition to nomination by shareholder proposal as provided in the Act, and subject to clause 4.3(b), candidates for the position of Director may be nominated in either of the following ways:

          (i) the Directors may nominate candidates (who may include themselves) by including the name of the proposed candidates in the notice or information circular which is distributed to the shareholders prior to each Annual Meeting or other General Meeting at which Directors are to be elected; or

          (ii) any shareholder holding not less than 5% of the shares entitled to be voted at an Annual Meeting or other General Meeting at which Directors are to be elected, may in person or by proxy or representative (where the shareholder is a body corporate or association) nominate a candidate at such meeting.

     (b) Where Directors are to be elected by the holders of a particular category of shares or by particular persons, nominations shall be put forward in accordance with the provisions which entitle the said holders or persons to elect Directors, or if there are no such provisions, as provided in clause 4.3(a) above.

     (c) Close of Nominations. At every Annual Meeting or other General Meeting at which Directors are to be elected, the chairman of the meeting shall call for nominations from the floor and shall allow a suitable time for nominations to be made.

          Once all nominations have been made from the floor, or if after a suitable time has been allowed no such nominations are made, the chairman of the meeting shall declare nominations closed, and thereafter no further nominations for the position of Director may be made from the floor at that General Meeting.

     (d)  Elections by Ordinary Resolution.

          (i) Following the close of nominations, the chairman of the meeting shall name all candidates for the position of Director who have been duly nominated and shall state how many positions for
               Directors are available to be filled. If there are more candidates than there are positions and if the number of positions may be varied by ordinary resolution, the chairman of the meeting shall call for an ordinary resolution to be made varying the number of positions for Directors (subject to the maximum and minimum permitted numbers) or confirming the number of positions at the number previously determined.

          (ii) Whether or not any resolution is proposed or passed as a result of any call for a resolution which may be made by the chairman under clause 4.3(d)(i), the election of Directors shall be conducted by means of the proposal and passing (or defeat) of a separate ordinary resolution in respect of each candidate who has been nominated as aforesaid, and the order in which candidates are considered shall be determined by the chairman of the meeting. By consent of all persons present and entitled to vote at the meeting, a single ordinary resolution may be proposed in respect of all candidates. Where all available positions for Directors are filled before all candidates have been considered, those candidates who remain to be considered shall be deemed to have been defeated, and no resolution shall be entertained for their election at the General Meeting where they have been named by the chairman as candidates.

     (e)  Elections  by  Cumulative  Voting.  Where the  Articles  require  that elections of directors be conducted by cumulative voting, all elections shall be conducted by written ballot on which votes may only be cast in favour of candidates. Ballots shall identify by name all candidates, shall state the fixed number of Directors to be elected, and shall provide spaces for indicating the number of shares held by and the name and signature of the person casting the ballot, the number of shares (if any) which that person is entitled to vote as a proxy or representative, the number of votes cast in favour of each candidate by that person by virtue of the shares held in his own name, and, as a separate figure, the number of votes cast in favour of each candidate by that person in his capacity as proxy or representative.

          All ballots which are to be included in a count shall be completed, signed and delivered to the scrutineers before any counting begins. The scrutineers shall tabulate the result of the ballotting and deliver a written statement thereof to the chairman of the meeting who shall declare the result thereof.

4.4 Appointment by Directors. If the Articles provide that the Directors may appoint additional Directors between Annual General Meetings, a separate resolution of the Directors shall be taken in respect of each person nominated for appointment as an additional Director, unless all of the Directors present at the meeting of Directors where the matter is discussed agree to a resolution being taken for the simultaneous appointment of several Directors.

4.5 Vacation of Office. In addition to the events set out in the Act which will disqualify a Director from holding office, a Director shall cease to hold office if he is convicted of an indictable offence.

4.6  Alternate Directors.

     (a) Appointment and Rights. Subject to a contrary resolution of the Board, a Director may appoint any other person who is not another Director as his alternate, and may at any time revoke any such appointment. An alternate director shall be entitled to notice of meetings of the Board (provided that he gives the Corporation an address for service within Canada or the United States of America), to be counted as part of the quorum required for a meeting of the Board, to attend and vote as a Director at any meeting of the Board at which his appointer is not personally present, and generally, in the absence of his appointer, when present in person to exercise all the functions of his appointer as a Director (including without limitation, attesting by his signature the affixing of the seal to any instrument). An alternate director shall not be entitled to appoint an alternate to represent his appointer, nor by virtue of his appointment as an alternate director, to exercise any of his appointer's functions as an officer of the Corporation.

     (b) Revocation of Appointment. An alternate director shall cease to be an alternate director if his appointment is revoked or if his appointer ceases to be a Director, except that where the appointer retires as a Director at an Annual Meeting and is re-elected as Director at that Annual Meeting the appointer's alternate shall not cease to be an alternate director by virtue of such retirement. All appointments and revocations of appointments of alternate directors shall be in writing signed by the appointer, and shall take effect when received at the Registered Office.

     (c) Liability of Alternate Directors and Their Appointers. A Director who appoints an alternate director shall have the same responsibility in respect of the acts and omissions of his appointed alternate when the latter is acting in his capacity as an alternate director as though those acts and omissions were the appointer's own and were done or omitted in the appointer's capacity as Director.

          In addition, an alternate director shall himself be responsible to the Corporation for his acts or omissions in his capacity as an alternate director as though he were a Director, and shall also be entitled to the benefit of all provisions of these By-laws which are applicable to Directors.

4.7 Expenses. Directors shall be reimbursed for all expenses properly incurred by them in the discharge of their functions. The Board may establish reasonable expense allowances to cover the said expenses, and Directors need not, subject to the discretion of the Board, produce proof of having incurred the said expenses in order to claim such allowances.

4.8 Directors in Other Capacities. Directors may be employed by the Corporation in any other capacity and are entitled to be remunerated for services so rendered.


SECTION 5 POWERS OF DIRECTORS

5.1 The management of the business and affairs of the Corporation shall be vested in the Directors, who, in addition to the powers and authorities expressly conferred upon them by the Act, the Articles and the By-laws, may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not by the Act, the Articles, or the Bylaws expressly directed or required to be exercised or done by the Corporation in General Meeting, but subject, nevertheless, to the provisions of the Act, the Articles and the By-laws and to any regulations from time to time made by the Corporation in General Meeting, provided that no regulations so made shall invalidate any prior act of the Board which would have been valid if such regulation had not been made.

SECTION 6 MEETINGS OF DIRECTORS

6.1 Notice of Meeting. Notice of the time, date and place of each meeting of the Board shall be given to each Director not less than 48 hours before the time when the meeting is to be held in the same manner as notices of meetings of shareholders are to be given pursuant to Section II Below, and all Directors shall be notified in the same manner in respect of any one meeting. All of the provisions of Section 11 shall apply in respect of meetings of Directors except for clauses 11.4, 11.5, 11-10, 11.11 and 11.12, except that notice of a meeting of Directors shall always be sent to a Director at his most recent address made known by him to the Corporation, and further except that the mails shall not be used to summon a meeting of Directors when mail service in Canada is interrupted or threatened to be interrupted by strikes or other industrial disturbances, nor unless notice is mailed at least five days before the date of meeting. A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified.

6.2 Meeting after Election of Directors. A meeting of Directors shall be held immediately following each Annual Meeting at which Directors are elected, and no notice of such meeting is required. No notice of the meeting of Directors at which he is appointed need be given to a person who is appointed by the Directors as an additional Director or in order to fill a vacancy.

6.3 Adjourned Meeting. Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

6.4 Periodic Meetings without Notice. The Board may appoint a regular time and place for its meetings. A copy of any resolution by which it is determined to hold such periodic meetings shall be sent to each Director forthwith after it is passed, and forthwith to each Director who is subsequently elected or appointed. No other notice is required for any such periodic meeting, except where the Act or this By-law requires the purpose thereof or the business to be transacted thereat to be specified.

6.5 Holding of Meetings and Quorum. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their proceedings as they see fit, and may declare the quorum necessary for the transaction of business; until the Directors make such determination, one half (or where one half of the Directors is not a whole number, the whole number which is closest to and less than one half) of the Directors shall be a quorum. Where there are two or three directors, a quorum shall be two directors. Where there is only one director, that director constitutes a quorum.

6.6 Convening of Meetings. The President may, and the Secretary shall at the request of any Director, at any time convene a meeting of the Board.

6.7 Voting. Matters considered at any meeting of the Board shall be decided by a majority of votes cast upon each matter. In cases of an equality of votes the Chairman (or if the Chairman is not present, whoever is acting as chairman of the meeting of the Board) shall have a casting vote.

6.8 Chairman. Directors may appoint one of their number to be Chairman of the Board, and one of their number to be Vice-Chairman of the Board, and determine the period for which they are to hold office, and while no other person is appointed to be Chairman or Vice-Chairman of the Board, the President for the time being of the Corporation shall be Chairman of the Board. The Chairman shall preside at all meetings of the Board at which he is present, and in the absence of the Chairman the Vice-Chairman shall perform the Chairman's said function. If the Chairman or the Vice-Chairman are not present at the meeting within five minutes after the time appointed for holding the same, the Directors shall choose one of their number to be chairman of such meeting.

6.9 Telephone Attendance. A Director may participate in a meeting of the Board or of a committee of Directors by conference telephone, or by such other means of communication as will permit all persons participating in the meeting to hear each other, and a Director participating in a meeting by conference telephone or such other means as aforesaid shall be deemed to be present and shall be entitled to speak and vote at the meeting, and shall be counted as part of the quorum therefor. The provisions of this clause shall apply to the participation of a Director by conference telephone or other means in part only of a meeting of the Board, and in such case the Director shall be deemed to be present and shall be entitled to speak and vote at, and shall be counted as part of the quorum for, that part only of the meeting during which he is in communication by conference telephone or other means.

6.10 Resolutions in Writing. A resolution in writing consented to by all of the Directors without their meeting together shall be as valid as if it has been passed at a meeting of the Directors duly called and held, and consent to such resolution may be evidenced by means of several documents in the same form each signed by one or more Directors, or by means of telegram, telex, telecopier, word processor or any other method of transmitting written material. Any such resolution in writing shall be held to relate back (or forward) to the date therein stated to be the effective date thereof.

6.11 Committees. A committee of directors shall in the exercise of the powers delegated to it conform to any regulations that may be imposed on it by the Board. Subject to such regulations imposed by the Board, the proceedings of a committee consisting of two or more Directors shall be governed by the provisions herein contained for regulating the proceedings of the Board, including the determination of a quorum, so far as the same are applicable thereto.

6.12 Proceedings of Committee. A committee may meet and adjourn as the members of the committee think proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present. In case of an equality of votes the chairman shall have a casting vote.


SECTION 7 PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1 Conflict of Interest. A Director or officer shall not be disqualified by his office, or be required to vacate his office, by reason only that he is a party to, or is a director or officer or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation or subsidiary thereof. Such a Director or officer shall, however, disclose the nature and extent of his interest in the contract at the time and in the manner provided by the Act.

7.2 Limitation of Liability. Subject in all cases to the requirements of the Act, no Director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects, or defaults of any other Director or officer or employee or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation may be placed out or invested or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation, or for any loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto. The Directors shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into the name or on behalf of the Corporation, except such as shall have been submitted to an authorized or approved by the Board of Directors.

7.3 lndemnity. The Corporation shall indemnify a Director or officer, a former Director or officer, or a person who acts or acted at the Corporation's request as a Director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs, executors, administrators and other legal representatives, to the fullest extent which may from time to time be permitted by the Act, from and against,

     (a) all costs, charges and expenses that he incurs in respect of any civil, criminal or administrative action or proceeding that is proposed or commenced against him by reason of being or having been a Director or officer of the Corporation, or if such body corporate as aforesaid; and

     (b) all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation,

     except in respect of an action by or on behalf of the Corporation, or such body corporate is aforesaid, to procure a judgment in its favour.

     The Corporation shall also indemnify and shall, if required by the Act, seek the permission of the Court to indemnify, such persons as aforesaid in all other circumstances where the Act permits or requires an indemnity to be given. Nothing in this section shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this section.

7.4 Insurance. Subject to the Act, the Corporation may purchase and maintain insurance for the benefit of any person referred to in this section against any liability incurred by him in his capacity as a Director or officer of the Corporation or of any body corporate where he acts or acted in that capacity at the Corporation's request.


SECTION 8 OFFICERS

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                                        7


8.1 Appointment. The officers of the Corporation shall consist of a President and a Secretary and such other officers and assistant officers as the Board may from time to time appoint. Any person may fill more than one of the above offices. The persons holding such offices, besides having such powers and fulfilling such duties as are delegated to them by this By-law and by the Board, shall have such powers as are usually exercised by the holders of such offices.

8.2 Chairman. The Chairman of the Board and the Vice-Chairman of the Board, if either are appointed, shall in addition to the functions assigned to them by clauses 6.7, 6.8 and 9.10 hereof advise the President and the other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to them from time to time by the Board.

8.3 President. Unless otherwise determined by the Board, the President shall be the Chief Executive Officer of the Corporation and, without limitation, but subject to the direction of the Board, shall have power to:

     (a) supervise and control the business and affairs of the Corporation, its officers, employees and agents;

     (b) execute bonds, deeds and contracts in the name of the Corporation and affix the Seal thereto;

     (c) cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require and fix their remuneration and emoluments, subject to the provisions of the Bylaws;

     (d) remove or suspend any employee or agent who has been employed or appointed under his authority or under authority of an officer subordinate to him; and

     (e) suspend for cause, pending final action by the Board any officer subordinate to the President. In the event of any officer being suspended from his duties by the President pursuant to this By-Law, the Secretary shall immediately summon a meeting of the Board for the soonest available date in order to review the matters involved in such suspension, and to confirm or disallow the action of the President.

If so determined by the Board, the President may be appointed also as Managing Director, in which case the appointee must be and remain a Director, and must meet such residence requirements as are stipulated by the Act.

A President who is also appointed as Managing Director shall have all such powers as are customarily exercised by a Managing Director in addition to the powers stipulated above.

8.4 Vice-Presidents. Each Vice-President shall assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President, the Executive Committee or the Board of Directors. In the absences or disability of the President, his duties shall be performed and his powers may be exercised by the Vice-Presidents in order of their seniority unless otherwise determined by the President, the Executive Committee or the Board, and further except that a Vice-President shall not as of right exercise the functions of the President as Chairman.

8.5 Other Officers. The officers of the Corporation other than the Chairman, Vice-Chairman and President shall be appointed by the Board from among such persons as the Board sees fit. Such officers shall have all functions, powers and responsibilities which may be delegated to them by the Board, and, subject to the discretion of the Board, which are customarily exercised by the holders of such offices.

8.6 Secretary. The Secretary shall attend and be the secretary of all meetings of the Board, Shareholders and committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to Shareholders, Directors, officers, auditors and members of committees of the Board; he shall be the custodian of the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board or the President may specify.

8.7 Treasurer. The Treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the Board whenever required an account of all his transactions and he shall have such other powers and duties as the Board or the President may specify.

8.8 Substitute Officers. The Directors may appoint a temporary substitute for any officer who shall for the purposes of the By-laws be deemed to be the officer whose position he occupies.

8.9 Remuneration. The Directors shall have the power to fix and from time to time to vary the salaries and emoluments of the officers.

8.10 Tenure of Office. The Directors shall have the power to fix and from time to time vary the period for which any officer is to hold office and may at any time, notwithstanding any previous determination, remove any officer from his office and appoint another person in his place, but without prejudice to the rights of such officer against the Corporation.


SECTION 9 SHAREHOLDERS' MEETINGS

9.1 Annual Meetings. Subject to the Act and the Articles, the time, date and place of each Annual Meeting shall be determined by the Board. The business of each Annual Meeting shall be the consideration of the Corporation's most recent financial statements and the auditor's report thereon (except where the employment of an auditor is dispensed with pursuant to the Act), the election of directors (if required), and the reappointment of any incumbent auditor. Such business shall be the ordinary business of every Annual Meeting, and any other business to be considered at an Annual Meeting shall be classified as special business.

9.2 Nomenclature for General Meetings. The General Meetings referred to in the previous clause shall be called Annual Meetings, and all other General Meetings of the Company shall, subject as provided in clause 9.3 below, be called Special Meetings. The term "General Meeting" when used in the By-laws shall include an Annual Meeting, a Special Meeting (whether of all of the shareholders, or of any class or category of shareholders), and a Special and Annual Meeting.

9.3 Special and Annual Meetings. The business of a Special Meeting (other than the business of a Special Meeting of a particular class only of shareholders) may be combined with the business of an Annual Meeting and may be dealt with at a single meeting which shall be called a Special and Annual Meeting. The order in which business is to be dealt with, and other matters relating to the convening and holding and transaction of business at, an Annual Meeting, a Special Meeting or a Special and Annual Meeting shall be determined by the Board.

9.4 Special Meetings. A Special Meeting of shareholders may be summoned at any time by authority of the Board or the President.

9.5 Right to Vote. If the Corporation has 15 or fewer members, those persons whose names are entered on the Register at the time of a General Meeting shall be entitled to exercise such voting rights as are attached to the shares which are shown on the Register as being held by them, except that if the Corporation has at or prior to a General Meeting received properly endorsed share certificates or other evidence satisfactory to the Board of a transfer of any shares, and if in a case where transfer of shares of the Corporation is restricted, the transferee has first obtained all requisite consents to the transfer and has produced to the Board such evidence thereof as the Board may reasonably require, the transferee may exercise the said voting rights in respect of the shares thus transferred, and the transferor may not exercise the same.

     If the Corporation has more than 15 members, a transferee of shares must produce the evidence of transfer required by the Act, and make the required demand, not less than 5 days before a General Meeting at which the transferee seeks to vote shares which have been transferred to him but which are not recorded in his name in the Register. In a case where transfer of shares of the Corporation is restricted, a transferee must also produce to the Board the evidence referred to in the previous paragraph hereof.

     A shareholder to whom shares are issued after the effective date of a list of shareholders which is prepared under the Act in respect of a General Meeting but before such Meeting is held, is upon production of the certificate for such shares, or such other proof of the issue thereof as the Board may reasonably require, entitled to vote such shares at the said Meeting.

9.6 Irregularities. Irregularities in the notice of any General Meeting, or in the giving thereof, or the accidental omission to give notice of any General Meeting, or the non-receipt of any notice by any shareholder, shall not invalidate any resolution passed or any proceedings taken at any General Meeting and shall not prevent the holding of such General Meeting.

9.7 Evidence of Appointment. The chairman of a General Meeting may as a condition of recognizing the authority of any representative of a body corporate or association which is a shareholder, to represent that body corporate or association at any General Meeting, demand production of a copy of the resolution appointing the representative, certified under the seal of the body corporate or association (if the body corporate or association has a seal) by the President or Secretary thereof (or by an equivalent officer where the body corporate or association has neither a President nor a Secretary).

9.8 Revocation of Appointment. The appointment of a representative by a body corporate or association may at any time be revoked by notice in writing delivered at the Registered Office and executed on behalf of the body corporate or association in the same manner as the copy resolution referred to in clause 9.7 above is to be certified.

9.9 Capacity of Representatives. The duly appointed representative of a body corporate or association shall be entitled to exercise the same powers on behalf of the body corporate or association which he represents at a General Meeting, and in respect of notice and adjournment of General Meetings (except the power to appoint a proxy), as that body corporate or association could exercise if it were an individual shareholder present at the General Meeting. Such representative shall when present at any General Meeting count for all purposes and shall have the same rights as a member personally present at the General Meeting holding those shares which are held by the body corporate or association. References in these Bylaws to members personally present at a General Meeting shall be taken to include a representative present at a General Meeting.

9.10 Chairman. The Chairman of the Board or in his absence, the Vice-Chairman and in his absence, the President, or in his absence a Vice-President (if any), shall be entitled to take the chair at any General Meeting, or if there is no Chairman of the Board, President or Vice-President, or if at any General Meeting none of them is present within fifteen (15) minutes after the time appointed for holding such General Meeting, the members present shall choose a Director as chairman, and if no Director is present, or if all the Directors present decline to take the chair, then the members present shall elect one of their number to be chairman.

9.11 Secretary and Scrutineers. If the Secretary of the Corporation is absent, the chairman of each General Meeting shall appoint some person, who need not be a shareholder, to act as secretary of the General Meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by ordinary resolution or by the chairman with the consent of the shareholders present at the General Meeting.

9.12 Persons Entitled to be Present. A person not otherwise entitled to be present at a General Meeting, may be admitted only on the invitation of the chairman, subject to any ordinary resolution which may be passed regarding admission of such persons.

9.13 Quorum. A quorum of shareholders is present at a General Meeting, irrespective of the number of persons actually present at the General Meeting, if the holder or holders of five (5%) percent of the shares entitled to vote at the General Meeting are present in person or represented by proxy.

9.14 Telephone Attendance. A shareholder may participate in a General Meeting by conference telephone, or by such other means of communication as will permit all persons participating in the General Meeting to hear each other, and a shareholder participating in a General Meeting by conference telephone or such other means as aforesaid shall be deemed to be present and shall be entitled to speak and vote at the General Meeting, and shall be counted as part of the quorum therefor. The provisions of this clause shall apply to the participation of a shareholder by conference telephone or other means in part only of a General Meeting, and in such case the shareholder shall be deemed to be present and shall be entitled to speak and vote at, and shall be counted as part of the quorum for, that part only of the General Meeting during which he is in communication by conference telephone or other means.

9.15 Adjournment and Dissolution. If within half an hour from the time appointed for a General Meeting a quorum is not present, the General Meeting, if convened upon the requisition of shareholders, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week, at the same time and place; and if at such adjourned General Meeting a quorum is not present, the members present, if at least two, shall be a quorum for all purposes.

9.16 Voting. Every question submitted to a General Meeting shall be decided in the first instance by a show of hands.

9.17 Declaration of Result of Vote. Unless a ballot is demanded as provided in the Act, the declaration of the chairman that the resolution has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of proceedings of the Corporation, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

9.18 Manner of Taking Ballot. If a ballot is demanded, and subject as provided in clause 9.19, a ballot shall be taken in such manner and at such time and place as the chairman of the General Meeting directs, and either at once or after an interval or adjournment, and the result of the ballot shall be deemed to be the resolution of the General Meeting at which the ballot was demanded. The demand for a ballot may be withdrawn. In case of any dispute as to the admission or rejection of a vote, the chairman shall determine the same and such determination made in good faith shall be final and conclusive.

9.19 Ballot on Election of Chairman. Any ballot duly demanded on the election of a chairman of a General Meeting or on the question of adjournment shall be taken at the General Meeting and without adjournment. 9.20 Business Subsequent to Demand for Ballot. A demand for a ballot shall not prevent a General Meeting from continuing for the transaction of any business other than the question on which a ballot was demanded (except for business the transaction of which depends on the outcome of the ballot).

9.21 Adjournment by Consent. The chairman of any General meeting may with the consent of an ordinary resolution adjourn the same from time to time and place to place, subject to compliance with the requirements of the Act regarding notice of adjourned General Meetings. No business shall be transacted at any adjourned General Meeting other than the business left unfinished at the General Meeting from which the adjournment took place.

9.22 Right to Vote and Number of Votes. Subject to any restrictions imposed or privilege conferred on any particular class of shares, at every General
     Meeting:

     (a) Upon a show of hands every shareholder or representative of a body corporation or association present in person and entitled to vote shall, save as to the casting vote of the chairman, have one (1) vote only; and

     (b) Upon a ballot every shareholder present in person, and every representative of a body corporate or association, and every person representing a shareholder by proxy, and entitled to vote shall, save as to the casting vote of the chairman, have one (1) vote for every share held or represented by him.

9.23 Form of Proxy. The instrument appointing a proxy shall be in writing in any usual form.

9.24 Shareholders' Resolution in Writing. A resolution in writing, whether ordinary or special, consented to by all the shareholders without their meeting together, is as valid as if it had been passed at a General Meeting of the members duly called and held, and consent to such resolution may be evidenced by means of several documents in the same form each signed by one or more shareholders, or by means of telegram, telex, telecopier or any other method of transmitting written material. Any such resolution in writing shall be held to relate back (or forward) to the date therein stated to be the effective date thereof.

9.25 Receipt from Joint Shareholders. Any one of joint shareholders may give a good and sufficient receipt for any dividend, return of capital, bonus or other money, payable to such shareholders jointly.

9.26 Transfers. Transfers of shares may be in any usual form.

9.27 Lien for Indebtedness. Where the Corporation is a corporation which has been continued under the Act, and a lien on partly paid shares issued prior to the said continuation remains in existence after the said continuation, all of the rights of the Corporation to enforce the said lien, or otherwise to recover the monies secured thereby, shall remain enforceable by the Corporation following the said continuance in the same manner as the said rights were enforceable prior to the said continuance.


SECTION 10 DIVIDENDS

10.1 Entitlement as at Record Date. A transfer of shares shall not pass the right as against the Corporation to any dividend unless the transfer is registered before the record date in respect of the declaration of such dividend.

10.2 Payment to Persons on Register. The Directors in declaring and paying a dividend shall declare and pay the same to the shareholders of the Corporation as evidenced by the Register on the record date for payment of the dividend, and neither the Directors nor the Corporation shall be responsible to any shareholder who fails to receive a dividend through the inadvertent omission of his name from the Register.

10.3 Manner of Payment; Bonus Shares. The Directors in declaring a dividend may direct payment of such dividend wholly or in part by the distribution of specific assets and in particular of paid-up shares, debentures or debenture stock of the Corporation or of any other corporation or in any one or more of such ways, and the Directors after declaring a dividend may direct that such dividend be applied in paying up shares of the share capital of the Corporation or such debentures or debenture stock as aforesaid and that such paid-up shares, debentures or debenture stock be issued to the shareholders of the Corporation. Where any difficulty arises in making such a distribution the Directors may issue fractions of shares or may altogether ignore fractions of shares, and may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments shall be made to any shareholders in order to adjust the rights of all parties, and may vest any specific assets in trustees upon such trusts for the persons entitled to the dividend as may seem expedient to the Directors. The Board may appoint any person to sign on behalf of the persons entitled to participate in a distribution any contract requisite or convenient for giving effect thereto and such appointment and the signature of such person shall be binding on all shareholders.

10.4 Set-off. The Corporation may set off against the dividends payable to any shareholder all sums of money which may be due from him to the Corporation on account of debts, obligations or otherwise.

10.5 Unclaimed Dividends. The Corporation may pay any unclaimed dividend, interest or other sum payable on or in respect of a share into a separate account and any interest accruing on such account shall be for the benefit of the Corporation. Such payment into an account shall not constitute the Corporation a trustee in respect of money paid in, and any such dividend which is unclaimed on the expiry of six years after payment shall be forfeited and shall revert to the Corporation.

10.6 Payment by Cheque to Registered Address. Unless otherwise directed, any dividend or other payment required to be made to a shareholder may be paid by cheque drawn on the bank of the Corporation and sent through the mail to the registered address of the shareholder entitled to it, or in the case of joint holders, to the registered address of that one whose name stands first on the Register in respect of the joint holding; and every cheque or warrant so sent shall be made payable to the order of the person to whom it is sent, and in the case of joint holders it may be made payable to the order of all such joint holders or to the order of the one only to whom it is sent.

10.7 No Interest. No dividend shall bear interest against the Corporation.


SECTION 11 NOTICES

11.1 Method of Giving Notices. Any notice or other document required by the Act, the Regulations, the Articles by the By-laws, to be sent to any shareholder or to the auditor may be delivered personally or sent by prepaid mail or by telegram, cable, telex, word processor or other electronic means of communication whereby words can be visibly reproduced at a distant point of reception to any such shareholder at his latest address as shown in the records of the Corporation or its transfer agent (and the address shown on the records of the transfer agent, if any, shall be used in preference to the address shown on the records of the Corporation, in case of difference between the two) and to the auditor at his business address.

11.2 Receipt of Notices. A notice shall be deemed to be given when it is delivered personally to any such person or to his address as aforesaid. A notice which is mailed shall be deemed to have been given (even if it is returned as undeliverable) when deposited in a post office or public letter box, except that the mails shall not be used for the giving of notice when mail service in Canada is interrupted or threatened to be interrupted, by mail strikes or other industrial disturbance, and instead notice shall in such event be deemed to have been given to all shareholders when the notice is published in a newspaper which is distributed in the capital cities of all of the Provinces of Canada. A notice sent by any means of remote electronic communication shall be deemed to have been given when delivered to the appropriate communication company, or its representative, for dispatch, or, if the notice is not sent commercially, when actually transmitted from the sending machine.

11.3 Address for Notice. The Secretary may cause the recorded address of any shareholder, director, officer, auditor or member of a committee of the Board to be entered or changed in accordance with any information reasonably believed by him to be reliable. Any such person may by written notice signed by him and served on the Corporation (or its transfer agent, if any) change his registered address for service of notice.

     Where no registered address is shown in the records of the Corporation (or its transfer agent, if any) for a shareholder, notice to such shareholder shall be deemed to have been duly given upon it being posted up in the Registered Office (or records office, if any) of the Corporation.

11.4 Notice to Joint Shareholders. If two or more persons are registered as joint holders of any share, notice given in accordance herewith to one of such persons shall be sufficient notice to all of them.

11.5 Persons Entitled by Death or Operation of Law. Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, becomes entitled to any shares, shall be bound by every notice in respect of such shares which prior to the entry of his name on the Register has been duly given to the person from whom he derives his title to such shares.

11.6 Return of Notices. If notices or documents are sent to a shareholder by prepaid mail in accordance with Section 11.1 and three consecutive mailings (whether or not of the same notice or document) are returned undeliverable, it shall not be necessary to send any further notice or document to the shareholder until he informs the Corporation in writing of a new address for service of notice.

11.7 Omissions and Errors. The accidental omission to give any notice to any shareholder, officer or auditor or the non- receipt of any notice by any such person, or any error in any notice not affecting the substance thereof, shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.8 Signature on Notices. Unless otherwise specifically provided, notices or documents to be given by the Corporation need not be signed on behalf of the Corporation. If any such notice or document is signed on behalf of the Corporation, the signature may be reproduced in writing (as herein defined).

11.9 Waiver of Notice. Any shareholder, proxyholder, officer, auditor or other person entitled to attend a General Meeting may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act, the Regulations, the Articles, the By-laws or otherwise, and such waiver or abridgement, whether given before or after the General Meeting or other event of which notice is required to be given, shall cure any default in the giving of or in the time allowed by such notice, as the case may be.

11.10 Deceased Shareholder. Any notice or document delivered or sent by mail or left at the address of any shareholder as the same appears in the Register or posted up in the Registered Office (or records office) as hereinbefore provided, shall, notwithstanding such shareholder being then deceased and whether or not the Corporation has notice of his decease, be deemed to have been duly served on such shareholder and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, jointly interested in the shares held by him.

11.11 Notice Period. Where a given number of days notice or a notice extending over any other period is required to be given, neither the day of service of the notice nor the day for which notice is given shall be counted in such number of days or other period.

11.12 Nature of Business. It shall not be necessary for any notice to set out the nature of the business which is to come before an Annual Meeting unless the same is special business.

11.13 One Notice for Several Meetings; Contingent Notice. A Special Meeting and an Annual Meeting, or a Special and Annual Meeting, may be convened by one notice. It shall be no objection to a notice that it only convenes a General Meeting contingently on a resolution being passed at another General Meeting, or that any business to be dealt with at a General Meeting is only to be dealt with contingently on another resolution being passed at that General Meeting.


SECTION 12 MISCELLANEOUS

12.1 Directors to Require Surrender of Share Certificate. Where the Corporation is a corporation that is continued under the Act, the Board may require all shareholders to surrender their share certificates, or such of their share certificates as the Board may determine, for the purpose of cancellation and replacement with share certificates that comply with Section 45 of the Act. The Board may determine the manner and timing in which share certificates are to be surrendered for cancellation and replacement, and may take such proceedings as it deems necessary to compel any shareholder to comply with a requirement to surrender share certificates pursuant to this section. Subject to the Act, the Board may refuse to register the transfer of shares represented by a share certificate that has not been surrendered pursuant to a requirement under this section.

12.2 Confidentiality. Except as required by the Act or as otherwise determined by the Board, all records and documents of the Corporation shall be treated as confidential, and shall be available only to such persons as the Board may from time to time determine.

12.3 Effective Date. This By-law shall come into force upon the issue of a Certificate of Incorporation or Continuance (as the case may be) under the Act in respect of the Corporation,

     ENACTED by resolution of the Directors passed on the 5th day of September, 1986.


/s/                                        /s/
President                                  Secretary


     CONFIRMED or ADOPTED by resolution of the shareholders of the Corporation passed on the 5th day of September, 1986.


/s/                                        /s/
President                                  Secretary

                                   EXHIBIT 3.4

                                   EXHIBIT 3.4

                          CERTIFICATE OF INCORPORATION

                                       OF

                           ETC TRANSACTION CORPORATION


     I, the undersigned natural person acting as an incorporator of a corporation (hereinafter called the "Corporation") under the General Corporation Law of the State of Delaware (the "DGCL"), do hereby adopt the following Certificate of Incorporation for the Corporation:

     FIRST: The name of this corporation is ETC Transaction Corporation.

     SECOND: The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle. The name of the registered agent of the Corporation at such address is CT Corporation Systems.

     THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts or activity for which corporations may be organized under the DGCL. The Corporation will have perpetual existence.

     FOURTH: The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Seventeen Million (17,000,000) shares of which Fifteen Million (15,000,000) shall be Common Stock and Two Million (2,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.001, and each share of Preferred Stock shall have a par value of $1.00.

     The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provisions of the DGCL. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

     FIFTH: The name of the incorporator is George L. Diamond, and the mailing address of such incorporator is Looper, Reed, Mark & McGraw Incorporated, 1601 Elm Street, Suite 4100, Dallas, Texas 75201.

     SIXTH: The number of directors constituting the initial board of directors is six (6), and the names and addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified are as follows:

Name                                            Address
- ----                                            -------

L. Cade Havard                              5025 Arapaho Road
                                            Suite 515
                                            Dallas, Texas 75248

Elaine Boze                                 5025 Arapaho Road
                                            Suite 515
                                            Dallas, Texas 75248

Timothy P. Powell                           5025 Arapaho Road
                                            Suite 515
                                            Dallas, Texas 75248



CERTIFICATE OF INCORPORATION - Page 14

Michael Eckstein                            5025 Arapaho Road
                                            Suite 515
                                            Dallas, Texas 75248

David O. Hannah                             5025 Arapaho Road
                                            Suite 515
                                            Dallas, Texas 75248

Rick L. Snyder                              5025 Arapaho Road
                                            Suite 515
                                            Dallas, Texas 75248

     SEVENTH: Directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation otherwise provide.

     EIGHTH: The directors of the Corporation shall have the power to adopt, amend and repeal the bylaws of the Corporation.

     NINTH: No contract or transaction between the Corporation and one or more of its directors, officers or stockholders, or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers or stockholders are directors, officers or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     TENTH: The Corporation shall indemnify any person who was, is or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Tenth is in effect. Any repeal or amendment of this Article Tenth shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article Tenth. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.


CERTIFICATE OF INCORPORATION - Page 15

     Without limiting the generality of the foregoing, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article Tenth shall extend to proceedings involving the negligence of such person.

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

     The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Section 145 of the DGCL.

     ELEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper benefit. Any repeal or amendment of this Article Eleventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Eleventh, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the DGCL.

     TWELFTH: The Corporation prohibits the use of a written consent in lieu of any meeting of the stockholders of the Corporation.

     THIRTEENTH: Cumulative voting with respect to the election of directors is expressly prohibited.

     FOURTEENTH: The Corporation expressly elects not to be governed by Section 203 of the DGCL.

     I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation and do certify that this is my act and deed and that the facts stated herein are true and, accordingly, I do hereunto set my hand on _______________, 1996.



                                             GEORGE L. DIAMOND




CERTIFICATE OF INCORPORATION - Page 16

                                   EXHIBIT 3.5

                                   EXHIBIT 3.5




                               CORPORATE BYLAWS OF

                           ETC TRANSACTION CORPORATION

                            (a Delaware corporation)

                                TABLE OF CONTENTS


SECTION                      SUBJECT MATTER                               PAGE

                           ARTICLE I. NAME AND OFFICES
1.1   Name.................................................................  1
1.2   Registered Office and Agent..........................................  1
          (a)Registered Office ............................................  1
          (b)Registered Agent..............................................  1
          (c)Change of Registered Office or Agent..........................  1
1.3   Other Offices........................................................  1

                            ARTICLE II. STOCKHOLDERS
2.1   Place of Meetings....................................................  2
2.2   Annual Meetings......................................................  2
2.3   Special Meetings.....................................................  2
2.4   Notice...............................................................  2
2.5   Voting List..........................................................  3
2.6   Quorum...............................................................  3
2.7   Requisite Vote.......................................................  3
2.8   Withdrawal of Quorum.................................................  4
2.9   Voting at Meeting....................................................  4
          (a)Voting Power..................................................  4
          (b)Exercise of Voting Power; Proxies.............................  4
          (c)Election of Directors.........................................  4
2.10  Record Date for Meetings; Closing Transfer Records...................  4
2.11  No Action Without Meetings...........................................  5
2.12  No Preemptive Rights.................................................  5

                             ARTICLE III. DIRECTORS
3.1   Management Powers....................................................  5
3.2   Number and Qualification.............................................  6
3.3   Election and Term....................................................  6
3.4   Voting on Directors..................................................  6
3.5   Vacancies............................................................  6
3.6   New Directorships....................................................  7
3.7   Removal..............................................................  7
3.8   Meetings.............................................................  7
          (a)Place.........................................................  7
          (b)Annual Meeting................................................  7
          (c)Regular Meetings..............................................  7
          (d)Special Meetings..............................................  7
          (e)Notice and Waiver of Notice...................................  7
          (f)Quorum........................................................  8
          (g)Requisite Vote................................................  8
3.9   Action Without Meetings..............................................  8
3.10  Committees...........................................................  8
          (a)Designation and Appointment...................................  8
          (b)Members; Alternate Members; Terms.............................  8
          (c)Authority.....................................................  8
          (d)Records.......................................................  8
          (e)Change in Number .............................................  9
          (f)Vacancies.....................................................  9
          (g)Removal.......................................................  9
          (h)Meetings......................................................  9
          (i)Quorum; Requisite Vote........................................  9
          (j)Compensation..................................................  9
          (k)Action Without Meetings.......................................  9
          (l)Responsibility................................................  9


                                       (i)

3.11  Compensation.........................................................  9
3.12  Maintenance of Records............................................... 10
3.13  Interested Directors and Officers.................................... 10

                               ARTICLE IV. NOTICES
4.1   Method of Notice..................................................... 11
4.2   Waiver............................................................... 11

                         ARTICLE V. OFFICERS AND AGENTS
5.1   Designation.......................................................... 11
5.2   Election of Officers................................................. 11
5.3   Qualifications....................................................... 12
5.4   Term of Office....................................................... 12
5.5   Authority............................................................ 12
5.6   Removal.............................................................. 12
5.7   Vacancies............................................................ 12
5.8   Compensation......................................................... 12
5.9   Chairman of the Board................................................ 12
5.10  President............................................................ 13
5.11  Vice Presidents...................................................... 13
5.12  Secretary............................................................ 13
5.13  Assistant Secretaries................................................ 14
5.14  Treasurer............................................................ 14
5.15  Assistant Treasurers................................................. 15

                           ARTICLE VI. INDEMNIFICATION
6.1   Indemnification...................................................... 15
6.2   Determination of Indemnification..................................... 16
6.3   Advance of Expenses.................................................. 16
6.4   Nature of Indemnification............................................ 17
6.5   Insurance............................................................ 17
6.6   Notice............................................................... 17

            ARTICLE VII. STOCK CERTIFICATES AND TRANSFER REGULATIONS
7.1   Description of Certificates.......................................... 18
7.2   Delivery............................................................. 18
7.3   Signatures........................................................... 18
7.4   Issuance of Certificates............................................. 19
7.5   Payment for Shares................................................... 19
          (a)Consideration................................................. 19
          (b)Valuation..................................................... 19
          (c)Effect........................................................ 19
          (d)Allocation of Consideration................................... 19
7.6   Closing of Transfer Records; Record Date for Action With Meeting..... 19
7.7   Registered Owners.................................................... 20
7.8   Lost, Stolen or Destroyed Certificates............................... 20
          (a)Proof of Loss................................................. 21
          (b)Timely Request................................................ 21
          (c)Bond.......................................................... 21
          (d)Other Requirements............................................ 21
7.9   Registration of Transfers............................................ 21
          (a)Endorsement................................................... 21
          (b)Guaranty and Effectiveness of Signature....................... 21
          (c)Adverse Claims................................................ 21
          (d)Collection of Taxes........................................... 22
          (e)Additional Requirements Satisfied............................. 22
7.10  Restrictions on Transfer and Legends on Certificates................. 22
          (a)Shares in Classes or Series................................... 22
          (b)Restriction on Transfer....................................... 22
          (c)Preemptive Rights............................................. 22


                                      (ii)

          (d)Unregistered Securities....................................... 22

                        ARTICLE VIII. GENERAL PROVISIONS
8.1   Distributions........................................................ 23
          (a)Declaration and Payment....................................... 23
          (b)Record Date................................................... 23
8.2   Reserves............................................................. 24
8.3   Books and Records.................................................... 24
8.4   Annual Statement..................................................... 24
8.5   Contracts and Negotiable Instruments................................. 24
8.6   Fiscal Year.......................................................... 25
8.7   Corporate Seal....................................................... 25
8.8   Resignations......................................................... 25
8.9   Amendment of Bylaws.................................................. 25
8.10  Construction......................................................... 25
8.11  Table of Contents; Captions.......................................... 26

                                      (iii)

                                     BYLAWS

                                       OF

                           ETC TRANSACTION CORPORATION
                            (a Delaware Corporation)


                                   ARTICLE I.

                                NAME AND OFFICES


1.1  Name.  The  name  of  the  Corporation  is  ETC  Transaction   Corporation,
     hereinafter referred to as the "Corporation."

1.2 Registered Office and Agent. The Corporation shall establish, designate and continuously maintain a registered office and agent in the State of Delaware, subject to the following provisions:

     (a) Registered Office. The Corporation shall establish and continuously maintain in the State of Delaware a registered office which may be, but need not be, the same as its place of business.

     (b) Registered Agent. The Corporation shall designate and continuously maintain in the State of Delaware a registered agent, which agent may be either an individual resident of the State of Delaware whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized to transact business in the State of Delaware, having a business office identical with such registered office.

     (c) Change of Registered Office or Agent. The Corporation may, by resolution of its Board of Directors, change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Delaware of a statement setting forth the facts required by law, and executed for the Corporation by its President or a Vice President. A certified copy of the certificate certifying the change shall be recorded in the office of the recorder for the county in which the new office is located.

1.3 Other Offices. The Corporation may also have offices at such other places within and without the State of Delaware as the Board of Directors may, from time to time, determine the business of the Corporation may require.

                                   ARTICLE II.
                                  STOCKHOLDERS

2.1 Place of Meetings. Each meeting of the stockholders of the Corporation is to be held at the principal offices of the Corporation or at such other place, either within or without the State of Delaware, as may be specified in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 Annual Meetings. The annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held within one hundred twenty (120) days after the close of the fiscal year of the Corporation on a day during such period to be selected by the Board of Directors; provided, however, that the failure to hold the annual meeting within the designated period of time or on the designated date shall not work a forfeiture or dissolution of the Corporation.

2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, may be called by the Chairman of the Board or the President. Special meetings of the stockholders shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning ten percent

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

     (10%) of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such special meeting of stockholders, and shall be limited to the purposes stated in the notice therefor.

2.4 Notice. Written or printed notice of the meeting stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or the President, the Secretary or a majority of the members of the Board of Directors calling the meeting, to each stockholder entitled to vote at such meeting as determined in accordance with the provisions of
     Section 2.10 hereof. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, with postage thereon prepaid, addressed to the stockholder entitled thereto at his address as it appears on the stock transfer records of the Corporation.

2.5 Voting List. The officer or agent having charge and custody of the stock transfer records of the Corporation, shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and containing the address and number of voting shares held by each, which list shall be kept on file at the registered office or principal place of business of the Corporation for a period of not less than ten (10) days prior to such meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the entire time of the meeting. The original stock ledger or transfer book, or a duplicate thereof, shall be evidence as to the identity of the stockholders entitled to examine such list or stock ledger or transfer book and to vote at any such meeting of the stockholders.

2.6 Quorum. The holders of a majority of the shares of the capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation or by these Bylaws. The stockholders represented in person or by proxy at a meeting of the stockholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.7 Requisite Vote. If a quorum is present at any meeting, the vote of the holders of a majority of the shares of capital stock having voting power, present in person or represented by proxy, shall determine any question brought before such meeting, unless the question is one upon which, by express provision of the Certificate of Incorporation or of these Bylaws, a different vote shall be required or permitted, in which case such express provision shall govern and control the determination of such question.

2.8 Withdrawal of Quorum. If a quorum is present at the time of commencement of any meeting, the stockholders present at such duly convened meeting may continue to transact any business which may properly come before said meeting until adjournment thereof, notwithstanding the withdrawal from such meeting of sufficient holders of the shares of capital stock entitled to vote thereat to leave less than a quorum remaining.

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



2.9 Voting at Meeting. Voting at meetings of stockholders shall be conducted and exercised subject to the following procedures and regulations:

     (a) Voting Power. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of stockholders, each stockholder of the capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the records of the Corporation, except to the extent otherwise specified by the Certificate of Incorporation.

     (b) Exercise of Voting Power; Proxies. At any meeting of the stockholders, every holder of the shares of capital stock of the Corporation entitled to vote at such meeting may vote either in person, or by proxy executed in writing by such stockholder. A telegram, telex, cablegram, or similar transmission by a stockholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by a stockholder, shall be treated as an execution in writing. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise stated therein. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (a) a pledgee;
          (b) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted; (c) a creditor of the Corporation who extended its credit under terms requiring the appointment; (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created under
          Section 218 of the General Corporation Law of Delaware, as amended. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with the provisions of paragraph (c) below of this Section
          2.9. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

     (c) Election of Directors. In all elections of Directors cumulative voting shall be prohibited.

2.10 Record Date for Meetings; Closing Transfer Records. As more specifically provided in Article 7, Section 7.6 hereof, the Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the stock transfer records for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be deemed the record date.

2.11 No Action Without Meetings. No written consent of the stockholders may be used in lieu of any meeting of the stockholders.

2.12 No Preemptive Rights. Unless otherwise determined by the Board of Directors in the manner provided under the General Corporation Law of Delaware, as amended, no holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued shares authorized by the Certificate of Incorporation, as amended, or out of shares of capital stock of the Corporation acquired by it after the issue thereof; nor, unless otherwise determined by the Board of Directors in the manner provided under the General Corporation Law of Delaware, as amended, shall any holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

BYLAWS - Page 3

                                   ARTICLE III
                                    DIRECTORS

3.1 Management Powers. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.2 Number and Qualification. The Board of Directors shall consist of three (3) or more members; provided, however, the initial Board of Directors shall consist of six (6) members. Directors need not be residents of the State of Delaware nor stockholders of the Corporation. Each Director shall qualify as a Director following election as such by agreeing to act or acting in such capacity. The number of Directors may be increased or decreased from time to time by amendment of these Bylaws; however, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

3.3 Election and Term. Members of the Board of Directors shall hold office until the annual meeting of stockholders and until their successors shall have been elected and qualified. At the annual meeting of the stockholders, the stockholders entitled to vote in an election of Directors shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office for the term for which he is elected, and until his successor shall be elected and qualified or until his death, resignation or removal, if earlier.

3.4 Voting on Directors. Directors shall be elected by the vote of the holders of a plurality of the shares entitled to vote in the election of Directors and represented in person or by proxy at a meeting of stockholders at which a quorum is present. Cumulative voting in the election of Directors is expressly prohibited.

3.5 Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors then in office, though less than a quorum of the Board of Directors. For purposes of these Bylaws, a "vacancy" shall be defined as an unfilled directorship arising by virtue of the death, resignation or removal of a Director theretofore duly elected to serve in such capacity in accordance with the relevant provisions of these Bylaws. A Director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office.

3.6 New Directorships. Any directorship to be filled by reason of an increase in the number of Directors actually serving as such may be filled by the affirmative vote of a majority of the Directors then in office, though less than a quorum of the Board of Directors, for a term of office continuing only until the next election of one or more Directors by the stockholders.

3.7 Removal. Any Director may be removed either for or without cause at any duly convened special or annual meeting of stockholders, by the affirmative vote of a majority in number of shares of the stockholders present in person or by proxy at any meeting and entitled to vote for the election of such Director.

3.8 Meetings. The meetings of the Board of Directors shall be held and conducted subject to the following regulations:

BYLAWS - Page 4

     (a) Place. Meetings of the Board of Directors of the Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Delaware, as may be specified in the respective notices, or waivers of notice, thereof.

     (b) Annual Meeting. The Board of Directors shall meet each year immediately after the annual meeting of the stockholders, at the place where such meeting of the stockholders has been held (either within or without the State of Delaware), for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

     (c) Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

     (d) Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President of the Corporation on notice of two (2) days to each Director either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board or the President or Secretary in like manner and on like notice on the written request of two (2) Directors.

     (e) Notice and Waiver of Notice. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     (f) Quorum. At all meetings of the Board of Directors, a majority of the number of Directors fixed by these Bylaws shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     (g) Requisite Vote. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of the Board of Directors, each Director present at such meeting shall have one (1) vote. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

3.9 Action Without Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted by law to be taken at any meetings of the Board of Directors, or any committee thereof, may be taken without a meeting, if all members of the Board of Directors, or any committee thereof, consent thereto in writing, and such written consent is filed in the minutes or proceedings of the Board of Directors or committee.

3.10 Committees. Committees designated and appointed by the Board of Directors shall function subject to and in accordance with the following regulations and procedures:

     (a) Designation and Appointment. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

     (b) Members; Alternate Members; Terms. Each Committee thus designated and appointed shall consist of one or more of the Directors of the Corporation, one of whom, in the case of the Executive Committee, shall be the President. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board, replace absent or disqualified members at any meeting of that committee. The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

     (c) Authority. Each Committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.

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

     (d) Records. Each such Committee shall keep and maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

     (e) Change in Number. The number of members or alternate members of any Committee appointed by the Board of Directors, as herein provided, may be increased or decreased from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

     (f) Vacancies. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 3.10.

     (g) Removal. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby.

     (h) Meetings. The time, place and notice (if any) of committee meetings shall be determined by the members of such committee.

     (i) Quorum; Requisite Vote. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members and alternate members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

     (j) Compensation. Appropriate compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.11 hereof.

     (k) Action Without Meetings. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

     (l) Responsibility. Notwithstanding any provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member or alternate member thereof, of any responsibility imposed upon it or him by law.

3.11 Compensation. By appropriate resolution of the Board of Directors, the Directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum (as determined from time to time by the vote of a majority of the Directors then in office) for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in another capacity and receiving compensation therefor. Members of special or standing committees may, by appropriate resolution of the Board of Directors, be allowed similar reimbursement of expenses and compensation for attending committee meetings.

3.12 Maintenance of Records. The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the State, outside the State of Delaware or at such place or places as they may, from time to time, determine.

3.13 Interested Directors and Officers. No contract or other transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors, officers, or have a financial interest, shall be void or voidable

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     solely for this reason,  or solely because of the presence or participation of such Director or officer at the meeting of the Board of Directors of the Corporation or a committee thereof, which authorizes such contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts of such relationship or interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless in good faith, authorize, approve and ratify such contract or transaction by a vote of a majority of the Directors present, such interested Director or Directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote; (b) the material facts of such relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or (c) the contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. The provisions of this Section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

                                   ARTICLE IV.
                                     NOTICES

4.1 Method of Notice. Whenever under the provisions of the General Corporation Law of Delaware or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States Mail.

4.2 Waiver. Whenever any notice whatsoever is required to be given under the provisions of the General Corporation Law of Delaware or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by such person or persons, whether in person or by proxy, at any meeting requiring notice shall constitute a waiver of notice of such meeting, except as provided in Section 3.8(e) hereof.

                                   ARTICLE V.
                               OFFICERS AND AGENTS

5.1 Designation. The officers of the Corporation shall be chosen by the Board of Directors and shall consist of the offices of:

     (a)  President and Secretary; and

     (b) Such other offices and officers (including a Chairman of the Board, one or more Vice Presidents and a Treasurer) and assistant officers and agents as the Board of Directors shall deem necessary.

5.2 Election of Officers. Each officer designated in Section 5.1(a) hereof shall be elected by the Board of Directors on the expiration of the term of office of such officer, as herein provided, or whenever a vacancy exists in such office. Each officer or agent designated in Section 5.1(b) above may be elected by the Board at any meeting.

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5.3  Qualifications.   No  officer  or  agent  need  be  a  stockholder  of  the
     Corporation or a resident of Delaware. No officer or agent is required to be a Director, except the Chairman of the Board. Any two or more offices may be held by the same person.

5.4 Term of Office. Unless otherwise specified by the Board of Directors at the time of election or appointment, or by the express provisions of an employment contract approved by the Board, the term of office of each officer and each agent shall expire on the date of the first meeting of Directors next following the annual meeting of stockholders each year. Each such officer or agent shall serve until the expiration of the term of his office or, if earlier, his death, resignation or removal.

5.5 Authority. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

5.6 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

5.7 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) shall be filled by the Board of Directors.

5.8  Compensation.   The   compensation  of  all  officers  and  agents  of  the
     Corporation shall be fixed from time to time by the Board of Directors.

5.9 Chairman of the Board. If a Chairman of the Board is elected, he shall be chosen from among the Directors and shall be the chief executive and principal officer of the Corporation. He shall have the power to call special meetings of the stockholders and of the Directors for any purpose or purposes, and he shall preside at all meetings of the stockholders and of the Board of Directors, unless he shall be absent or unless he shall, at his election, designate the President to preside in his stead. The Chairman of the Board shall be responsible for the operations and business affairs of the Corporation and shall possess all of the powers granted by the Bylaws to the President, including the power to make and sign contracts and agreements in the name and on behalf of the Corporation. He shall, in general, have supervisory power over the President and all other officers and the business activities of the Corporation, subject to the discretion of the Board of Directors.

5.10 President. Subject to the supervision of the Chairman of the Board, or in the absence of the election of a Chairman of the Board, the President shall be the chief executive officer of the Corporation; shall preside at all meetings of the stockholders and the Board of Directors; shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The President shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe.

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5.11 Vice  Presidents.  The Vice President,  or if there shall be more than one, the Vice Presidents in the order determined by a majority vote of the Board of Directors, shall, in the prolonged absence or disability of the President (and Chairman of the Board, if one is elected), perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the chief executive officer may from time to time delegate.

5.12 Secretary. The Secretary may attend all meetings of the Board of Directors and shall attend all meetings of the stockholders of the Corporation and record all proceedings of the meetings of the Corporation and of the Board of Directors in a book to be maintained for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, or the President. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

5.13 Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the chief executive officer may from time to time delegate.

5.14 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President (and Chairman of the Board, if one is elected) and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the
     Corporation. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control owned by the Corporation. The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

5.15 Assistant Treasurers. The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

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                                   ARTICLE VI.
                                 INDEMNIFICATION

6.1 Indemnification. Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such individual is or was a Director, officer, employee or agent of the Corporation, or while a Director, officer, employee or agent of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified and held harmless by the Corporation from and against any judgments, expenses, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if it is determined that he acted in good faith and reasonably believed (i) in the case of conduct in his official capacity on behalf of the Corporation that his conduct was in the Corporation's best interests,
     (ii) in all other cases, that his conduct was not opposed to the best interests of the Corporation, and (iii) with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Corporation or is found liable on the basis that personal benefit was improperly received by such person, no indemnification shall be made in respect of any claim, issue or matter unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

6.2  Determination of Indemnification.  Any indemnification  under the foregoing
     Section 6.1 (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (1) by a majority vote of the Directors who at the time of the vote are not named defendants or respondents in the action, suit or proceeding even though less than a quorum; (2) by independent legal counsel (in a written opinion) if there are no such Directors, or if such Directors so direct; or (3) by the stockholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

6.3 Advance of Expenses. Reasonable expenses, including court costs and attorneys' fees, incurred by a person who was or is named as a defendant or respondent in any civil, criminal, administrative or investigative proceeding, by reason of the fact that such individual is or was a Director or officer of the Corporation, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf

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     of such person to repay the amount paid or reimbursed by the Corporation if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 6. Such expenses incurred by other employees or agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

6.4 Nature of Indemnification. The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested Directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

6.5 Insurance. The Corporation shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof.

6.6 Notice. Any indemnification or advance of expenses to a present or former director of the Corporation in accordance with this Article 6 shall be reported in writing to the stockholders of the Corporation with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

                                  ARTICLE VII.
                   STOCK CERTIFICATES AND TRANSFER REGULATIONS

7.1 Description of Certificates. The shares of the capital stock of the Corporation shall be represented by certificates in the form approved by the Board of Directors and signed in the name of the Corporation by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and sealed with the seal of the Corporation or a facsimile thereof. Each certificate shall state on the face thereof the name of the holder, the number and class of shares and the designation of the series, if any, which such certificate represents, the par value of shares covered thereby or a statement that such shares are without par value, and such other matters as are required by law. At such time as the Corporation may be authorized to issue shares of more than one class or any class in series, every certificate shall set forth upon the face or back of such certificate a statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, as required by the laws of the State of Delaware.

7.2 Delivery. Every holder of the capital stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, certifying the class of capital stock and the number of shares represented thereby as owned or held by such stockholder in the Corporation.

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7.3  Signatures.  The signatures of the President, Vice President,  Secretary or
     Assistant Secretary upon a certificate may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been placed upon any such certificate or certificates, shall cease to serve as such officer or officers of the Corporation, transfer agent or registrar, whether because of death, resignation, removal or otherwise, before such certificate or certificates are issued and delivered by the Corporation, such certificate or certificates may be issued and delivered with the same effect as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to serve as such officer or officers of the Corporation.

7.4 Issuance of Certificates. Certificates evidencing shares of its capital stock (both treasury and authorized but unissued) may be issued for such consideration (except for shares of stock with par value which may be issued for such consideration not less than par value thereof), and to such persons as the Board of Directors may determine from time to time. Shares shall not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

7.5 Payment for Shares. Consideration for the issuance of shares shall be paid, valued and allocated as follows:

     (a) Consideration. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment of consideration for shares.

     (b)  Valuation.   In  the  absence  of  fraud  in  the   transaction,   the
          determination   of  the  Board  of   Directors  as  to  the  value  of
          consideration received shall be conclusive.

     (c) Effect. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

     (d) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.

7.6 Closing of Transfer Records; Record Date for Action With Meetings. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders), the Board of Directors may provide that stock transfer records shall be closed for a stated period of time not to exceed, in any case, sixty (60) days. If the stock transfer records shall be closed for the purpose of determining stockholders, such records shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer records, as aforesaid, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days, and in the case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer records are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders (or stockholders entitled to receive a distribution [other than a distribution involving a purchase or redemption by the Corporation of any of its own shares] or a share dividend), the close of business on the day next preceding the date on which notice of the meeting is given or, if the notice is waived, at the close of business on the day next preceding

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     the date on which the  meeting is held (the close of business on the day on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted), as the case may be, shall be the record date
     for  such   determination   of   stockholders.   When  a  determination  of
     stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

7.7 Registered Owners. Prior to due presentment for registration of transfer of a certificate evidencing shares of the capital stock of the Corporation in the manner set forth in Section 7.9 hereof, the Corporation shall be entitled to recognize the person registered as the owner of such shares on its records (or the records of its duly appointed transfer agent, as the case may be) as the person exclusively entitled to vote, to receive notices and dividends with respect to, and otherwise exercise all rights and powers relative to such shares; and the Corporation shall not be bound or otherwise obligated to recognize any claim, direct or indirect, legal or equitable, to such shares by any other person, whether or not it shall have actual, express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.8 Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

     (a)  Proof of Loss.  Submits proof in affidavit  form  satisfactory  to the
          Corporation  that  such  certificate  has  been  lost,   destroyed  or
          wrongfully taken; and

     (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

     (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

     (d)  Other  Requirements.   Satisfies  any  other  reasonable  requirements
          imposed by the Corporation.

In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in the manner hereinbelow set forth) of the shares represented by the certificate before receiving such notification, such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

7.9  Registration  of  Transfers.   Subject  to  the  provisions   hereof,   the
     Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if:

     (a) Endorsement. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate; and

     (b) Guaranty and Effectiveness of Signature. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective; and


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     (c)  Adverse  Claims.  The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim; and

     (d) Collection of Taxes. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

     (e) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

7.10 Restrictions on Transfer and Legends on Certificates.

     (a) Shares in Classes or Series. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

     (b) Restriction on Transfer. Any restrictions imposed or agreed to by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

     (c) Preemptive Rights. Any preemptive rights of a stockholder to acquire unissued or treasury shares of the Corporation which are limited or denied by the certificate of incorporation must be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State.

     (d) Unregistered Securities. Any security of the Corporation, including, among others, any certificate evidencing shares of the Common Stock or warrants to purchase Common Stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR
          TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


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

                                  ARTICLE VIII.
                               GENERAL PROVISIONS

8.1 Distributions. Subject to the provisions of the General Corporation Law of Delaware, as amended, and the Certificate of Incorporation, distributions of the Corporation shall be declared and paid pursuant to the following regulations:

     (a) Declaration and Payment. Distributions on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

     (b) Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any distribution, such record date to be not more than sixty (60) days prior to the payment date of such distribution, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such distribution. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such distribution shall be the record date.

8.2 Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize distributions, or to repair or maintain any property of the Corporation, or for such other purposes as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

8.3 Books and Records. The Corporation shall maintain books and records of account and shall prepare and maintain minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and present stockholders of the Corporation and the number and class of shares issued by the Corporation held by each of them.

8.4 Annual Statement. The Board of Directors shall present at or before each annual meeting of stockholders a full and clear statement of the business and financial condition of the Corporation, including a reasonably detailed balance sheet and income statement under current date.

8.5 Contracts and Negotiable Instruments. Except as otherwise provided by law or these Bylaws, any contract or other instrument relative to the business of the Corporation may be executed and delivered in the name of the Corporation and on its behalf by the Chairman of the Board, the Chief Executive Officer, or the Chief Operating Officer, if any, or the President of the Corporation. The Board of Directors may authorize any other officer or agent of the Corporation to enter into any contract or execute and deliver any contract in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances as the Board of Directors may determine by resolution. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution of the Board of Directors. Unless authorized to do so by these Bylaws or by the Board of Directors, no officer, agent or employee shall have

BYLAWS - Page 15
     any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

8.6 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

8.7 Corporate Seal. The Corporation seal shall be in such form as may be determined by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

8.8 Resignations. Any director, officer or agent may resign his office or position with the Corporation by delivering written notice thereof to the President or the Secretary. Such resignation shall be effective at the time specified therein, or immediately upon delivery if no time is specified. Unless otherwise specified therein, an acceptance of such resignation shall not be a necessary prerequisite of its effectiveness.

8.9 Amendment of Bylaws. These Bylaws may be altered, amended, or repealed and new Bylaws adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment, or repeal be contained in the notice of such meeting. This shall not in any way divest the stockholders or members of the power, nor limit their power, to adopt, amend or repeal the Bylaws.

8.10 Construction. Whenever the context so requires herein, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion or provision of these Bylaws shall be held invalid or inoperative, then, so far as is reasonable and possible: (1) the remainder of these Bylaws shall be considered valid and operative, and (2) effect shall be given to the intent manifested by the portion or provision held invalid or inoperative.

8.11 Table of Contents; Captions. The table of contents and captions used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     IN DUE CERTIFICATION WHEREOF, the undersigned, being the Secretary of ETC Transaction Corporation, confirms the adoption and approval of the foregoing Bylaws, effective as of _______________, 1996.


                                            ________________________, Secretary





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